EXHIBIT 24.1


                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of CALFINCO Inc., the Managing Member of CALAIR L.L.C. ("CALAIR"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned CALAIR's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by CALAIR under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date:  March 16, 1999            /s/ Gordon M. Bethune
                              Printed name:  Gordon M. Bethune

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of CALFINCO Inc., the Managing Member of CALAIR L.L.C. ("CALAIR"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned CALAIR's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by CALAIR under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date:  March 16, 1999            /s/ Greg Brenneman
                              Printed name:  Greg Brenneman

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of CALFINCO Inc., the Managing Member of CALAIR L.L.C. ("CALAIR"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned CALAIR's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by CALAIR under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date:  March 16, 1999            /s/ Jeffery A. Smisek
                              Printed name:  Jeffery A. Smisek

                        POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and/or officer of CALFINCO Inc., the Managing Member of CALAIR L.L.C. ("CALAIR"), does hereby constitute and appoint Lawrence W. Kellner, Jeffery A. Smisek and Scott R. Peterson, or any of them, the undersigned's true and lawful attorney or attorneys to execute in the name, place and stead of the undersigned CALAIR's Annual Report on Form 10-K for the year ended December 31, 1998 (and any amendments thereto), to be filed by CALAIR under the Securities Exchange Act of 1934, as amended, as fully and effectively in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on and as of the date set forth below.



Date:  March 16, 1999            /s/ Lawrence W. Kellner
                              Printed name:  Lawrence W. Kellner